UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2013

First Horizon National Corporation
(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Restatement of Charter

(1) On May 1, 2013, the Company’s Board of Directors approved the restatement of the Company’s Charter. The restatement was filed with the Tennessee Secretary of State on May 2, 2013 and was effective immediately upon filing. The Restated Charter is filed herewith as Exhibit 3.1.

(2) The restatement integrated into the Charter document provisions that had been added by previous amendment in connection with the designation of the Company’s Non-Cumulative Perpetual Preferred Stock, Series A, in January 2013.

Amendment of Bylaws

On May 1, 2013, the Company’s Board of Directors amended the Company’s Bylaws. The amendments were effective as of that date. The amended and restated Bylaws are filed herewith as Exhibit 3.2. The amended sections of the Bylaws are 3.11, 3.12, 3.13, 4.23, and 10.4, and a new section 10.7 has been added.

The amendments are technical in nature. They update the Bylaws primarily for the purpose of coordinating with new provisions of Tennessee’s corporation law, primarily those related to electronic signature and delivery of documents. The most extensive changes were made to section 3.12, which pertains to actions taken by directors or officers without a meeting. The amendments also make clear, by adding express language, that a committee may be comprised of a mix of directors and officers.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Voting Results for 2013 Annual Meeting

(a) On May 2, 2013, the Company held its annual meeting of shareholders.

(b) At the annual meeting, three vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth below:

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Against	Abstain	Broker Non-vote
Robert B. Carter	178,697,197	3,852,042	4,238,162	31,672,458
John C. Compton	178,932,542	3,625,095	4,229,764	31,672,458
Mark A. Emkes	179,037,717	3,525,158	4,224,526	31,672,458
Corydon J. Gilchrist	181,540,731	1,010,007	4,236,663	31,672,458
Vicky B. Gregg	180,945,592	1,588,193	4,253,616	31,672,458
D. Bryan Jordan	176,258,864	4,173,297	6,355,240	31,672,458
R. Brad Martin	175,919,494	6,685,503	4,182,404	31,672,458
Scott M. Niswonger	180,981,228	1,575,113	4,231,060	31,672,458
Vicki R. Palmer	180,154,850	2,355,512	4,277,039	31,672,458
2

Nominee	For	Against	Abstain	Broker Non-vote
Colin V. Reed	178,565,469	3,960,615	4,261,317	31,672,458
Luke Yancy III	173,639,899	8,513,995	4,633,507	31,672,458

Vote Item 2: Advisory Resolution to Approve Executive Compensation

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Advisory resolution to approve compensation of certain executive officers as described in the Proxy Statement	165,317,255	16,600,051	4,869,700	31,672,853

Vote Item 3: Ratification of Auditor

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-vote
KPMG LLP	207,883,427	6,300,139	4,276,293	- 0 -

(c) & (d) Not applicable.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are incorporated by reference:

Exhibit #	Description

3.1	Restated Charter of First Horizon National Corporation
3.2	Bylaws of First Horizon National Corporation, as amended and restated May 1, 2013

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: May 3, 2013	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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EXHIBIT INDEX

EX-3.1	Restated Charter of First Horizon National Corporation

EX-3.2	Bylaws of First Horizon National Corporation, as amended and restated May 1, 2013